Exhibit 10.22


                          REGISTRATION RIGHTS AGREEMENT

           REGISTRATION RIGHTS AGREEMENT, dated as of August 17, 1999, by and among Concentra Managed Care, Inc., a Delaware corporation (the "COMPANY"), the several persons named in Schedule I hereto (collectively, the "SCHEDULE I PURCHASERS") and the several persons named in Schedule II hereto (collectively, the "FFT PURCHASERS"). The Schedule I Purchasers and the FFT Purchasers are herein sometimes referred to collectively as the "PURCHASERS."

           WHEREAS, the Company and Yankee Acquisition Corp., a Delaware corporation ("NEWCO"), have entered into an Amended and Restated Agreement and Plan of Merger, dated as of March 24, 1999 (the "MERGER AGREEMENT");

           WHEREAS, pursuant to the Merger Agreement, upon the terms and subject to the conditions set forth therein, (i) Newco will merge with and into the Company (the "MERGER"), (ii) each outstanding share of common stock, par value $0.01 per share ("COMPANY COMMON STOCK"), of the Company outstanding immediately prior to the Merger (other than shares of Company Common Stock owned by Company or Newco or their Affiliates) will be converted into the right to receive $16.50 per share in cash, without interest, (iii) each outstanding share of common stock, par value $0.01 per share ("NEWCO COMMON STOCK"), of Newco will be converted into one share of Company Common Stock and (iv) each outstanding share of Class A common stock, par value $0.01 per share ("NEWCO CLASS A COMMON STOCK"), of Newco will be converted into one share of Class A common stock, par value $0.01 per share ("COMPANY CLASS A COMMON STOCK," and together with Company Common Stock, the "COMPANY CAPITAL STOCK"), of the Company;

           WHEREAS, Welsh, Carson, Anderson & Stowe VIII, L.P., a Delaware limited partnership ("WCAS") and the other persons set forth on Schedule I hereto have entered into a Stock Subscription Agreement, dated as of August 17, 1999 (the "WCAS STOCK SUBSCRIPTION AGREEMENT"), pursuant to which Newco has agreed to sell to the Schedule I Purchasers an aggregate 23,821,953 shares of Newco Common Stock;

           WHEREAS, Ferrer Freeman Thompson & Co., LLC, a Delaware limited liability corporation ("FFT"), on behalf of Health Care Capital Partners L.P. and as its general partner and on behalf of Health Care Executive Partners L.P. and as its general partner has entered into a Stock Subscription Agreement, dated as of March 27, 1999 (the "FFT STOCK SUBSCRIPTION AGREEMENT," and together with the WCAS Stock Subscription Agreement, the "STOCK SUBSCRIPTION AGREEMENTS"), pursuant to which Newco has agreed to sell to the FFT Purchasers an aggregate 1,854,545 shares of Newco Class A Common Stock;


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           WHEREAS, upon the consummation of all the transactions contemplated by the Stock Subscription Agreements and the Merger Agreement, each Stockholder will own the number of shares of Company Common Stock or Company Class A Common Stock, as the case may be, appearing opposite the name of such Stockholder on
Schedule I or Schedule II, as the case may be;

           WHEREAS, the Company and each of the Stockholders desire to provide for certain registration matters relating to their respective holdings of Company Capital Stock;

           NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

           1. CERTAIN DEFINITIONS. In addition to the terms defined elsewhere herein, the following terms shall have the following respective meanings when used herein with initial capital letters:

           "AFFILIATE" shall have the meaning given to that term in Rule 405 promulgated under the Securities Act and shall include members of a Person's immediate family or trusts for the benefit of members of the immediate family of such Person; PROVIDED that officers, directors or employees of the Company will not be deemed to be Affiliates of a stockholder of the Company for purposes hereof solely by reason of being officers, directors or employees of the Company.

           "BOARD" means the Board of Directors of the Company.

           "COMMISSION" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

           "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "PUBLIC OFFERING" means the sale of shares of Company Common Stock to the public pursuant to an effective registration statement (other than a registration statement on Form S-4 or S-8 or any similar or successor form) filed under the Securities Act.

           "REGISTRATION EXPENSES" shall mean the expenses so described in
      Section 8 hereof.

           "RESTRICTED STOCK" shall mean any shares of Company Capital Stock, the certificates for which are required to bear the legend set forth in
      Section 2 hereof, held by any party to this Agreement.

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           "SECURITIES ACT" shall mean the Securities Act of 1933 or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

           "SELLING EXPENSES" shall mean the expenses so described in Section 8 hereof.

           2. RESTRICTIVE LEGEND. Each certificate representing shares of Company Capital Stock, other than shares of Company Capital Stock transferred in a public sale or as otherwise permitted by Section 3 hereof, shall be stamped or otherwise imprinted with a legend substantially in the following form:

          "THE SHARES OF [COMMON STOCK][CLASS A COMMON STOCK] EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE BEEN REGISTERED UNDER THAT ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

           3. NOTICE OF PROPOSED TRANSFER. In addition to any restrictions set forth in the Stockholders Agreement, dated as of the date hereof among the Company and the Purchasers, prior to any proposed transfer of any Restricted Stock (other than under the circumstances described in Sections 4, 5 or 6 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if reasonably requested by the Company, shall be accompanied by an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed transfer of the Restricted Stock may be effected without registration under the Securities Act, whereupon the holder of such Restricted Stock shall be entitled to transfer such Restricted Stock in accordance with the terms of its notice; PROVIDED, HOWEVER, that no such opinion or other documentation shall be required if such notice shall cover a pro rata distribution (without payment of additional consideration) by any Purchaser that is a partnership or limited liability company to its partners or members, as the case may be. Each certificate for Restricted Stock transferred as above provided shall bear the legend set forth in Section 2, unless (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act or is pursuant to an effective registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that (or, if no opinion is required, the Company determines that) the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

               The foregoing restrictions on transferability of Restricted Stock shall terminate as to any particular shares of Restricted Stock when such shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the


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

intended method of disposition by the seller or sellers thereof set forth in the registration statement concerning such shares. Whenever a holder of Restricted Stock is able to demonstrate to the Company (and its counsel) that the provisions of Rule 144(k) of the Securities Act are available to such holder without limitation, such holder of Restricted Stock shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in Section 2.

           4. REQUIRED REGISTRATION.

           (a) At any time after the Effective Date, the holders of a majority of the outstanding Restricted Stock then held by the Schedule I Purchasers may request the Company to register under the Securities Act all or any portion of the Restricted Stock held by such requesting holder or holders for sale in the manner specified in such notice; PROVIDED, HOWEVER, that the Schedule I Purchasers may not request registration pursuant to this
      Section 4 more than once every six months.

           (b) Promptly following receipt of any notice under this Section 4, the Company shall immediately notify any holders of Restricted Stock from whom notice has not been received and shall use its best efforts to register as soon as possible under the Securities Act, for public sale in accordance with the method of disposition specified in such notice from the original requesting holders, the number of shares of Restricted Stock specified in such notice (and in any notices received from other holders of Restricted Stock within 20 days after their receipt of such notice from the Company); PROVIDED, HOWEVER, that if the proposed method of disposition specified by the original requesting holders shall be an underwritten Public Offering, the number of shares of Restricted Stock to be included in such an offering may be reduced (PRO RATA among the requesting holders of Restricted Stock based on the number of shares of Restricted Stock owned by any such holder on the date of such request out of the total outstanding shares of Company Capital Stock on that date) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Restricted Stock to be sold. In the event that the proposed method of disposition specified by the original requesting holders shall be an underwritten Public Offering, the original requesting holders may choose the managing underwriter (which shall be a nationally recognized investment banking firm), subject to the consent of the Company (which shall not be unreasonably withheld). Notwithstanding anything to the contrary contained herein, the obligation of the Company under this Section 4 shall be deemed satisfied only when a registration statement covering all shares of Restricted Stock specified in notices received as aforesaid (subject to any cutbacks as contemplated hereinabove), for sale in accordance with the method of disposition specified by the requesting holder, shall have become effective and, if such method of disposition is a firm commitment underwritten Public Offering, all such shares shall have been sold pursuant thereto.



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           (c) The Company shall be entitled to include in any registration statement referred to in this Section 4, for sale in accordance with the method of disposition specified by the requesting holders, shares of Company Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten Public Offering), such inclusion or the inclusion of shares of any other holders would adversely affect the marketing of the Restricted Stock to be sold (and in such event, such shares to be sold by the Company for its own account or any other holders shall be reduced or eliminated before any reduction in the number of shares to be sold by requesting holders pursuant to Section 4(b)). Except as provided in this paragraph (c), the Company will not effect any other registration of Company Common Stock, whether for its own account or that of other holders, from the date of receipt of a notice from requesting holders pursuant to this Section 4 until the completion of the period of distribution of the registration contemplated thereby.

           (d) The Company shall not be obligated to file a registration statement relating to any registration request under this Section 4:

                 (i) if with respect thereto the managing underwriter, the Commission, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such audit (and the Company shall, upon request of the parties demanding registration pursuant to this Section 4, use its reasonable efforts to cause such audit to be completed expeditiously and without unreasonable delay); or

                 (ii) if the Company is in possession of material non-public information and the Board determines in good faith that disclosure of such information would not be in the best interests of the Company and its stockholders, in which case the filing of the registration statement may be delayed until the earlier of (i) the second business day after such conditions shall have ceased to exist and (ii) the 90th day after receipt by the Company of the written request from the holders of a majority of the outstanding Restricted Stock then held by the Schedule I Purchasers to register Restricted Stock under this
           Section 4.

           5. PIGGYBACK REGISTRATION. (a) If the Company at any time (other than pursuant to Section 4 hereof) proposes to register any Company Common Stock under the Securities Act for sale to the public, whether for its own account or for the account of other securityholders or both (except with respect to registration statements on Form S-4 or S-8 or another form not available for registering the Restricted Stock for sale to the public), it will give written notice at such time to all holders of outstanding Restricted Stock of its intention to do so.


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

Upon the written request of any such holder, given within 20 days after receipt of any such notice by the Company, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock, as to which registration shall have been so requested, to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered; PROVIDED that nothing herein shall prevent the Company from abandoning or delaying such registration at any time; PROVIDED FURTHER that the only securities the Company shall be required to register pursuant hereto shall be shares of Company Common Stock. In the event that any registration pursuant to this Section 5 shall be, in whole or in part, an underwritten Public Offering of Company Common Stock, any request by a holder pursuant to this Section 5 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Company Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the holders of Restricted Stock requesting registration pursuant to this Section 5 based on the number of shares of Restricted Stock owned by any such holder on the date of such request out of the total outstanding shares of Company Capital Stock on that date) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company and the holders of Restricted Stock; PROVIDED FURTHER that the number of shares of Restricted Stock held by the FFT Purchasers that this Section 5 permits to be included in a registration may be allocated among the FFT Purchasers as such parties shall agree.

           (b) Notwithstanding anything to the contrary contained in Section 4, 5 or 6 hereof, in the event that there is a firm commitment underwritten Public Offering of securities of the Company pursuant to a registration covering Restricted Stock and a holder of Restricted Stock does not elect to sell his Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall, to the extent required by such underwriters with respect to all holders of Restricted Stock, refrain from selling such Restricted Stock during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; PROVIDED, HOWEVER, that such holder shall, in any event, be entitled to sell its Restricted Stock commencing on the 120th day after the effective date of such registration statement.

           6. DEMAND REGISTRATION. (a) At any time after the 180th day following the initial Public Offering, upon the written request of WCAS or FFT (the Purchaser or Purchasers making such request, a "DEMAND PARTY") requesting that the Company effect the registration

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


under the Securities Act of all or part of such Demand Party's Restricted Stock and specifying the amount and intended method of disposition thereof, the Company will promptly give written notice of such requested registration to the other holders of outstanding Restricted Stock and thereupon will, as expeditiously as possible, file a registration statement to effect the registration under the Securities Act of:

           (i) such shares of Restricted Stock which the Company has been so requested to register by the Demand Party; and

           (ii) the other shares of Restricted Stock which the Company has been requested to register by written request given to the Company within 20 days after the giving of such written notice by the Company (which request shall specify the amount and intended method of disposition of such securities);

all to the extent necessary to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Restricted Stock so to be registered; PROVIDED that the Company shall not be required to effect the registration of Restricted Stock at the request of FFT under this Section 6 on more than one occasion, except as provided in Section 6(d); and PROVIDED, FURTHER, that the Company shall not be obligated to file a registration statement relating to any registration request under this Section 6(a):

           (x) within a period of 180 days (or such lesser period as the managing underwriters in an underwritten offering may permit) after the effective date of any other registration statement relating to any registration request under Sections 4, 5 or 6 hereof;

           (y) if with respect thereto the managing underwriter, the Commission, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than the regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such audit (and the Company shall, upon request of the Demand Parties, use its reasonable efforts to cause such audit to be completed expeditiously and without unreasonable delay); or

           (z) if the Company is in possession of material non-public information and the Board determines in good faith that disclosure of such information would not be in the best interests of the Company and its stockholders, in which case the filing of the registration statement may be delayed until the earlier of (i) the second business day after such conditions shall have ceased to exist and (ii) the 90th day after receipt by the Company of the written request from a Demand Party to register Restricted Stock under this Section 6(a).

Nothing in this Section 6(a) shall operate to limit the right of a Purchaser to request the registration of Restricted Stock that consists of Company Common Stock issuable upon

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conversion, exercise or exchange of Company Class A Common Stock held by such
Purchaser notwithstanding the fact that at the time of request such Purchaser holds only Company Class A Common Stock ; PROVIDED that the only securities the Company shall be required to register pursuant hereto shall be shares of Company Common Stock. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (PRO RATA among the holders of Restricted Stock requesting registration pursuant to this Section 6 based on the number of shares of Restricted Stock owned by any such holder on the date of such request out of the total outstanding shares of Company Capital Stock on that date) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the Restricted Stock to be sold by the Company therein; PROVIDED, HOWEVER, that such number of shares of Restricted Stock shall not be reduced if any shares are to be included in such underwriting for the account of any person other than the Company and the holders of Restricted Stock; PROVIDED FURTHER that any securities that the Company proposes to sell for its own account under such registration statement shall be reduced prior to any reduction of Restricted Stock held by such Purchaser; PROVIDED FURTHER that the number of shares of Restricted Stock held by the FFT Purchasers that this Section 6 permits to be included in a registration may be allocated among the FFT Purchasers as such parties shall agree. In the event that the number of shares of Restricted Stock requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration securities it proposes to sell for its own account up to the number of securities that, in the opinion of the underwriter, can be sold.

           (b) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Section 6 will not be deemed to have been effected unless it has become effective; PROVIDED that, if, within 180 days after it has become effective, the offering of Restricted Stock pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, then such registration will be deemed not to have been effected.

           (c) SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Section 6 involves an underwritten offering and neither the Company nor any of the Schedule I Purchasers (or Affiliates thereof) are registering any securities therein, the Demand Parties shall have the right to select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter; PROVIDED, HOWEVER, that such investment banker or bankers and managers shall be reasonably satisfactory to the Company. If a requested registration pursuant to this Section 6 involves an underwritten offering and either the Company or any of the Schedule I Purchasers (or their Affiliates) are registering any securities therein, the Company shall have the right to select the investment banker or bankers and managers to administer the offering, including the lead managing underwriter; PROVIDED, HOWEVER, that a majority in interest of the holders of the Restricted Stock held by all Purchasers participating in such registration shall have the right to select one co-manager that is an investment banking firm of nationally recognized standing to participate in the administration of the offering. Any underwriting agreement relating to an underwritten public offering shall have representations and

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

warranties by any Purchaser only to the extent relating to the Purchasers selling Restricted Stock pursuant to such underwritten offering.

           (d) ADDITIONAL REQUESTS. If as a result of the priority provisions set forth in Section 6(a), (i) the number of shares of Restricted Stock registered pursuant to this Section 6 is less than 75% of the number of shares of Restricted Stock set forth in the first request made by FFT under this
Section 6 and (ii) FFT shall have already requested registration under this
Section 6 on one occasion, then FFT shall have the right to make one or more additional requests for registration under this Section 6 until such time as at least 75% of the number of shares of Restricted Stock set forth in such first request under this Section 6 made by FFT have been registered under this Section 6.

           7. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Sections 4, 5 or 6 hereof to use its best efforts to effect the registration of any of the Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

           (a) in accordance with the Securities Act and all applicable rules and regulations, prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission a registration statement (which, in the case of an underwritten Public Offering pursuant to Section 4 hereof, shall be on Form S-1, S-3 or another form of general applicability satisfactory to the managing underwriter selected as therein provided) with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

           (b) prepare (and afford counsel for the selling holders reasonable opportunity to review and comment thereon) and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and any documents incorporated by reference therein and file such other documents as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

           (c) furnish to each seller and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus), and all amendments, supplements, and exhibits thereto, and such other documents as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement (and the Company hereby consents to the use of any such prospectus, together with such supplements and amendments, by the sellers and underwriters, if any, in connection with the offer and sale covered thereby);

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           (d) use its best efforts to register or qualify the Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten Public Offering, the managing underwriter, shall reasonably request (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any jurisdiction);

           (e) immediately notify each seller under such registration statement and each underwriter, (i) when such registration statement or any post-effective amendment or supplement thereto becomes effective or a supplement to any prospectus forming a part of such registration statement has been filed; (ii) of the issuance by the Commission or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of such registration statement (and the Company shall use best efforts to prevent the initiation of proceedings for, prevent the entry of and/or remove such order or requirement); (iii) of the happening of any event as a result of which such registration statement, as then in effect, the prospectus contained therein or any document incorporated by reference therein includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; or (iv) of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

           (f) use its best efforts to furnish, at the request of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration, if such securities are being sold through underwriters, or on the date that the registration statement becomes effective, if such securities are not being sold through underwriters: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to such seller, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial statements, the notes thereto, and the financial schedules and other financial and statistical data contained therein) and (C) to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters, if any, and to such sellers stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the

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
     registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or sellers may reasonably request;

           (g) take such actions as may be necessary or appropriate to obtain a CUSIP number (if none exists) for the Company Common Stock, and make all filings and secure all approvals required pursuant to the regulations of the National Association of Securities Dealers, Inc. in connection with such registration;

           (h) take such actions as may be necessary or appropriate to cause the Restricted Stock so to be registered to be listed on the principal securities exchange (or on the NASDAQ National Market System, as the case may be) on which shares of Company Common Stock are then traded (or, in the case of an initial Public Offering, on such national securities exchange (or on the NASDAQ National Market System) as the Company shall elect);

           (i) use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to any holder of Restricted Stock, as soon as reasonably practicable (but not more than 15 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder; and

           (j) make available for inspection by each seller, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement and permit such seller, attorney, accountant or agent to participate in the preparation of such registration statement.

For purposes of paragraphs (a) and (b) above and of Section 4(c) hereof, the period of distribution of Restricted Stock in a firm commitment underwritten Public Offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or six months after the effective date thereof.

           In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with federal and applicable state securities laws.

           In connection with each registration pursuant to Sections 4, 5 and 6 hereof covering an underwritten Public Offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major underwriters and companies of the Company's size and investment stature; PROVIDED, HOWEVER, that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and PROVIDED, FURTHER, HOWEVER, that the time and place of the closing under said agreement shall be as mutually agreed upon among the Company, such managing underwriter and the selling holders of Restricted Stock.

           8. EXPENSES. All expenses incurred by the Company in complying with Sections 4, 5 or 6 hereof, including, without limitation, all registration, listing and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company (including with respect to any special audit or "cold comfort" letters), fees of the National Association of Securities Dealers, Inc., transfer taxes and fees of transfer agents and registrars, as well as reasonable fees and out-of pocket expenses of not more than one counsel for all the Schedule I Purchasers and one counsel for all the FFT Purchasers, but excluding any Selling Expenses, are herein called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "SELLING EXPENSES."

           The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Sections 4, 5 or 6 hereof. All Selling Expenses in connection with any registration statement filed pursuant to Sections 4, 5 or 6 hereof shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

           9. INDEMNIFICATION. In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6 hereof, the Company will indemnify and hold harmless, to the fullest extent permitted by law, each seller of such Restricted Stock thereunder, each underwriter of Restricted Stock thereunder, each of their respective affiliates, each of their and their affiliates' respective directors, officers, fiduciaries, trustees, agents, employees, stockholders, general and limited partners and members, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof (all of the foregoing, collectively, "CLAIMS") and expenses (including fees and expenses of counsel, and amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus, summary or final prospectus contained therein, or any amendment or supplement of any thereof, or any documents incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such indemnified party for any legal or other expenses incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that the Company will not be liable to any such indemnified party if and to the extent that any such Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information pertaining to such indemnified party furnished by such indemnified party in writing specifically for use in such registration statement or prospectus.

           In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Sections 4, 5 or 6 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless, to the fullest extent permitted by law, the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, each other stockholder selling Restricted Stock under such registration statement and each affiliate, officer, director, fiduciary, trustee, agent, employee, stockholder, general or limited partner or member of such selling stockholder against all Claims and expenses (including fees and expenses of counsel, and amounts paid in any settlement effected with the indemnifying party's consent, which consent shall not be unreasonably withheld or delayed) to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Sections 4, 5 or 6, any preliminary prospectus, summary or final prospectus contained therein, or any amendment or supplement of any thereof, or any documents incorporated by reference therein, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such indemnified party for any legal or other expenses incurred by them in connection with investigating or defending any such Claim; PROVIDED, HOWEVER, that such seller will be liable hereunder to any such indemnified party if and only to the extent that any such Claim or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of each seller hereunder shall be limited to the proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock covered by such registration statement.

           Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party under this Section 9 except to the extent such indemnifying party is materially prejudiced thereby, and in any event will not relieve such indemnifying party from any liability which it may have to any indemnified party other than under this Section 9. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 9 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, or if the indemnifying party shall not diligently continue such defense in good faith, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

           Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but except as set forth above the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one firm (together with local counsel) to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party (which shall not be unreasonably withheld or delayed), effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action) unless such settlement, compromise or judgment
(i) includes an unconditional release of such indemnified party from all liability arising out of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such indemnified party.

           If for any reason the indemnification provided for in the first two paragraphs of this Section 9 is unavailable or insufficient to hold harmless an indemnified party under such paragraphs in respect of any Claims or expenses in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such Claims or expenses in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the underwriters and the sellers of such Restricted Stock, on the other, in connection with the statements or omissions which resulted in such Claims or expenses as well as any other relevant equitable considerations, including the failure to give any notice under the third paragraph of this
Section 9. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party, on the one hand, or the indemnified party, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each of you agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO RATA allocation (even if all of the sellers of such Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which did not take account of the equitable considerations referred to above in this paragraph. The amount paid or payable by an indemnified party as a result of the Claims and expenses in respect thereof, referred to above in this paragraph, shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph, no seller of such Restricted Stock or related indemnified party shall be required to contribute any amount in excess of the amount of proceeds (net of underwriting discounts and commissions) received by such seller from the sale of Restricted Stock covered by such registration statement. No person guilty of fraudulent misrepresentations (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

           The indemnification of underwriters provided for in this Section 9 shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions.

           The indemnification and contribution agreements contained herein shall be in addition to any other rights to indemnification and contribution which any indemnified party may have pursuant to law or contract or otherwise, shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of Restricted Stock by any such party.

           10 CHANGES IN COMPANY CAPITAL STOCK. If, and as often as, there are any changes in Company Capital Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made by the Board in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Company Capital Stock as so changed.

           11 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to each of the Purchasers as follows:

           (a) The execution, delivery and performance of this Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

           (b) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to considerations of public policy in the case of the indemnification provisions hereof.

           12 RULE 144 REPORTING. The Company agrees with each of the Purchasers as follows:

           (a) The Company shall make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times as it is able to do so.

           (b) The Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time that the Company is subject to such reporting requirements of the Exchange Act.

           (c) The Company shall furnish to any holder of Restricted Stock forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted
      Stock to sell any such securities without registration.

           13 MISCELLANEOUS.

           (a) All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing: (i) any holder of Restricted Stock may assign rights hereunder with respect to any of its Restricted Stock to any transferee of such Restricted Stock, provided that such transferee agrees in writing to become a party hereto and to be bound as a holder of Restricted Stock hereby.

           (b) Any notice or other communications required or permitted hereunder shall be deemed to be sufficient and received if contained in a written instrument delivered in person or by courier or duly sent by first class certified mail, postage prepaid, or by facsimile addressed to such party at the address or facsimile number set forth below:

               (1)  if to the Company, to it at:

                      5080 Spectrum Drive
                      Suite 400, West Tower
                      Addison, Texas 75001
                      Telecopy Number: (972) 387-1938
                      Attention:  General Counsel

               with a copy to:

                      Reboul, MacMurray, Hewitt, Maynard & Kristol
                      45 Rockefeller Plaza
                      New York, New York 10111
                      Telecopy Number:  (212) 841-5725
                      Attention: Othon A. Prounis

               (2) if to any Stockholder, to the address of such Stockholder appearing in Schedule I or Schedule II hereto;

      or, in any case, at such other address or facsimile number as shall have been furnished in writing by such party to the other parties hereto. In the case of any notices, requests, claims, demands or other communications to more than one FFT Purchaser and or their Permitted Transferee, delivery thereof in accordance with the foregoing provisions of this Section XII(5) to FFT shall be deemed to be delivery to all such FFT Purchasers and their Permitted Transferees. All such notices, requests, consents and other communications shall be deemed to have been received (a) in the case of personal or courier delivery, on the date of such delivery, (b) in the case of mailing, on the fifth business day following the date of such mailing and (c) in the case of facsimile, when received.

           (c) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           (d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by an instrument in writing signed by, and the Company will not grant any registration rights, with respect to the equity securities of the Company, to any other person without the consent of, the Company and (i) the holders of a majority in interest of the Restricted Stock held by the Schedule I Purchasers, (ii) the holders of a majority in interest of the Restricted Stock held by the FFT Purchasers and (iii) if adversely affected thereby, each of the holders of Restricted Stock so adversely affected. Any waiver of any provision of this Agreement must be in a writing signed by the party against whom enforcement of such waiver is sought.

           (e) This Agreement shall be of no force or effect unless and until the consummation of the Merger (the "EFFECTIVE DATE"); upon such consummation, this Agreement shall be in full force and effect.

           (f) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

           (g) Headings and section reference numbers in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

           (h) In the event that any one or more of the provisions set forth herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

           (i) Except as specifically set forth in Section 9 hereof, this Agreement is not intended to confer any rights or remedies upon any person other than the parties hereto.

           (j) Each party hereto agrees that a remedy at law for any breach or threatened breach by such party of this Agreement would be inadequate and therefore agrees that any other party hereto shall be entitled to specific performance of this Agreement in addition to any other available rights and remedies in case of any such breach or threatened breach.

           (k) Any party hereto may withdraw as a party to this Agreement following an initial Public Offering by the Company by giving written notice thereof to the Company.

           (l) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

               IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as a sealed instrument, all as of the day and year first above written.

                           CONCENTRA MANAGED CARE, INC.


                           By:/s/ Richard Parr II
                              ------------------------------------
                                  Name:  Richard Parr II
                                  Title: Executive Vice President and
                                          General Counsel


                           WELSH, CARSON, ANDERSON & STOWE VIII, L.P.
                           By:    WCAS VIII Associates, L.L.C., General Partner


                           By:/s/ Jonathan M. Rather
                              -----------------------------------
                                   Managing Member


                           WCAS HEALTHCARE PARTNERS, L.P.
                           By:  WCAS HC Partners, General Partner


                           By:/s/ Jonathan M. Rather
                              -----------------------------------
                                  General Partner

                         WCAS CAPITAL PARTNERS III, L.P.
                             By: WCAS CP III Associates, L.L.C., General Partner


                             By:/s/ Jonathan M. Rather
                                ---------------------------------
                                    Managing Member

                             Patrick J. Welsh
                             Russell L. Carson
                             Bruce K. Anderson
                             Andrew M. Paul
                             Thomas E. McInerney
                             Robert A. Minicucci
                             Anthony J. deNicola
                             Paul B. Queally
                             Lawrence B. Sorrel
                             Rudolph E. Rupert
                             D. Scott Mackesy
                             Priscilla A. Newman
                             Laura M. VanBuren
                             Sean M. Traynor
                             John Almedia, Jr.
                             Jonathan M. Rather

                             By:/s/ Jonathan M. Rather
                                -------------------------------------
                                    Jonathan M. Rather, Individually and
                                    as Attorney-in-Fact

                             /s/ Daniel J. Thomas
                             -------------------------------
                             Daniel J. Thomas


                             /s/ James M. Greenwood
                             -------------------------------
                             James M. Greenwood


                             /s/ Richard A. Parr II
                             -------------------------------
                             Richard A. Parr II


                             /s/ W. Tom Fogarty, M.D.
                             -------------------------------
                             W. Tom Fogarty, M.D.


                             /s/ John Hamilton
                             -------------------------------
                             John Hamilton


                             /s/ Scott Henault
                             -------------------------------
                             Scott Henault


                             /s/ Kenneth Loffredo
                             -------------------------------
                             Kenneth Loffredo


                             /s/ Darla Walls
                             -------------------------------
                             Darla Walls


                             /s/ Thomas Cox
                             -------------------------------
                             Thomas Cox


                             /s/ Keith Newton
                             -------------------------------
                             Keith Newton


                             /s/ Gene Whobrey
                             -------------------------------
                             Gene Whobrey

                             /s/ Steve Nelson
                             -------------------------------
                             Steve Nelson


                             /s/ Jack Sherrer, M.D.
                             -------------------------------
                             Jack Sherrer, M.D.


                             /s/ Arthur Canario, M.D.
                             -------------------------------
                             Arthur Canario, M.D.

                             /s/ Craig R. Callen
                             -------------------------------
                             Craig R. Callen


                             /s/ James D. Hann
                             -------------------------------
                             James D. Hann


                             /s/ David L. Dennis
                             -------------------------------
                             David L. Dennis


                             /s/ Lawrence M. Lavine
                             -------------------------------
                             Lawrence M. Lavine


                             /s/ Kathleen F. Lamb
                             -------------------------------
                             Kathleen F. Lamb


                             /s/ William G. Payne
                             -------------------------------
                             William G. Payne


                             /s/ Michael R. Nicolais
                             -------------------------------
                             Michael R. Nicolais


                             /s/ Patrick W. McMullan
                             -------------------------------
                             Patrick W. McMullan


                             /s/ Douglas M. Ladden
                             -------------------------------
                             Douglas M. Ladden


                             /s/ Richard A. Landgarten
                             -------------------------------
                             Richard A. Landgarten


                             /s/ Vincent DeGiamo
                             -------------------------------
                             Vincent DeGiamo

                       JP MORGAN DIRECT CORPORATE FINANCE
                       INSTITUTIONAL INVESTORS, LLC


                       By:    /s/ Julian E. Shles
                       -------------------------------
                        Name: Julian E. Shles
                        Title: Vice President of J.P. Morgan Investment
                               Management, Inc., as Investment Advisor

                       JP MORGAN DIRECT CORPORATE FINANCE PRIVATE
                       INVESTORS, LLC


                       By:    /s/ Julian E. Shles
                       -------------------------------
                        Name: Julian E. Shles
                        Title: Vice President of J.P. Morgan Investment
                                Management, Inc., as Investment Advisor

                       CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM


                       By: /s/ David E.J. Maxwell
                          -------------------------------
                            Name:  David E. J. Maxwell
                            Title: Principal Investment Officer

                       CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM


                       By: /s/ Eileen Y. Okada
                          -----------------------------------
                               Name:  Eileen Y. Okada
                               Title: Director of Investment Administration
                                       and External Relations

                             CHASE EQUITY ASSOCIATES, L.P.
                             By:  Chase Capital Partners,
                                            its General Partner


                             By:/s/ Jonas Steinman
                                ----------------------------
                             Name: Jonas Steinman
                             Title:

                CMS CO-INVESTMENT SUBPARTNERSHIP II

                By:    CMS CO-INVESTMENT SUBPARTNERSHIP, a Delaware general
                       partnership
                By:    CMS Co-Investment Partners, L.P., a Delaware limited
                       partnership
                By:    CMS/Co-Investment Associates, L.P., a Delaware limited
                       partnership
                By:    MSPS/Co-Investment, Inc.,
                               a Delaware corporation

                By:/s/ Richard Mitchell
                   ----------------------------
                Its: Vice President

                By:    CMS 1997 Investment Partners, L.P., a Delaware limited
                       partnership
                By:    CMS 1997, Inc.
                               a Delaware corporation

                By:/s/ Richard Mitchell
                   ----------------------------
                Its: Vice President

                By:    CMS Co-Investment Partners I-Q, L.P., a Delaware limited
                       partnership
                By:    CMS/Co-Investment Associates, L.P., a Delaware limited
                       partnership
                By:    MSPS/Co-Investment, Inc.,
                               a Delaware corporation

                By:/s/ Richard Mitchell
                   ----------------------------
                Its: Vice President

                By:    CMS 1997 Investment Partners, L.P., a Delaware limited
                       partnership
                By:    CMS 1997, Inc.
                               a Delaware corporation

                By:/s/ Richard Mitchell
                   ----------------------------
                Its: Vice President


                By:/s/ Ira Brind
                   -------------------
                       Ira Brind

               By:/s/ Bruce Lindsay
                  --------------------
                      Bruce Lindsay


               CMS DIVERSIFIED PARTNERS, L.P.
               By: CMS/DP Associates, L.P, a general partner
               By: MSPS/DP, Inc., its general partner

                       By:/s/ Richard Mitchell
                         ----------------------------
                                Vice President

               By: CMS 1995 Investment Partners, L.P, a general partner
               By: CMS 1995, Inc., its general partner

                      By:/s/ Richard Mitchell
                         ----------------------------
                               Vice President

                                 BT CAPITAL INVESTORS, L.P.


                                 By: /s/ Heidi Silverstein
                                    ---------------------------------
                                    Name:  Heidi Silverstein
                                    Title: Director

                     FINANCIERE ET INDUSTRIELLE GAZ ET EAUX


                             By: /s/ Bertrand Soleil
                                ---------------------
                              Name: Bertrand Soleil
                                    Title:

                             GS PRIVATE EQUITY PARTNERS II, L.P.

                             By:    GS PEP II Advisors, L.L.C.,
                                        its General Partner

                             By:    GSAM Gen-Par, L.L.C.,
                                        its Managing Member


                             By:/s/ Jerome Truzzolino
                                -------------------------------
                                   Name: Jerome Truzzolino
                                   Title: Vice President


                             GS PRIVATE EQUITY PARTNERS II OFFSHORE, L.P.

                             By:    GS PEP II Offshore Advisors, Inc.,
                                    its General Partner


                             By:/s/ Jerome Truzzolino
                                -------------------------------
                                   Name: Jerome Truzzolino
                                   Title: Vice President


                             GS PRIVATE EQUITY PARTNERS II - DIRECT INVESTMENT FUND, L.P.

                             By: GS PEP II Direct Investment Advisors, L.L.C., its General Partner

                             By:   GSAM Gen-Par, L.L.C.,
                                   its Managing Member


                             By:/s/ Jerome Truzzolino
                                -------------------------------
                                    Name: Jerome Truzzolino
                                    Title: Vice President

                             GS PRIVATE EQUITY PARTNERS III, L.P.

                             By:    GS PEP III Advisors, L.L.C., its General
                                    Partner

                             By:    GSAM Gen-Par, L.L.C.,
                                    its Managing Partner


                             By:/s/ Jerome Truzzolino
                                -------------------------------
                                    Name: Jerome Truzzolino
                                    Title: Vice President


                             GS PRIVATE EQUITY PARTNERS III OFFSHORE, L.P.

                             By: GS PEP III Offshore Advisors, Inc., its General Partner


                             By:/s/ Jerome Truzzolino
                                -------------------------------
                                    Name: Jerome Truzzolino
                                    Title: Vice President


                             NBK/GS PRIVATE EQUITY PARTNERS, L.P.

                             By:    GS PEP Offshore Advisors (NBK), Inc.
                                    General Partner

                             By:/s/ Jerome Truzzolino
                                -------------------------------
                                    Name: Jerome Truzzolino
                                    Title: Vice President

                             HAMILTON LANE PRIVATE EQUITY PARTNERS, L.P.

                             By:    HLSP Investment Management, LLC


                                            By:/s/ Mario L. Giannini
                                               -----------------------
                                                   Mario L. Giannini
                                                   Managing Member


                             HAMILTON LANE PRIVATE EQUITY FUND, PLC

                             By:    HLSP Investment Management, LLC


                                            By:/s/ Mario L. Giannini
                                               -----------------------
                                               Mario L. Giannini
                                               Managing Member

                             A.S.F. CO-INVESTMENT PARTNERS, L.P.


                             By: /s/ Jonathan F. Murphy
                                 ------------------------
                             Name: Jonathan F. Murphy
                                    Title: Managing Member of Old Kings I, LLC,
                                           the Sole Member of PAF 10/98, LLC,
                                           the Sole General Partner of A.S.F.
                                           Co-Investment Partners, L.P.

368618.4

                             NASSAU CAPITAL PARTNERS III L.P.
                             By:        Nassau Capital L.L.C.,
                                        its General Partner


                             By:/s/ John G. Quigley
                                -------------------------
                                    Name: John G. Quigley
                                    Title:   Member


                             NAS PARTNERS LLC


                             By: /s/ John G. Quigley
                                -------------------------
                                     Name: John G. Quigley
                                     Title:   Member

                             NEW YORK LIFE INSURANCE COMPANY


                             By:/s/ Steven M. Benevento
                                -------------------------
                                    Name: Steven M. Benevento
                                    Title:   Director

                             FERRER FREEMAN THOMPSON & CO.

                             on behalf of HEALTH CARE CAPITAL
                             PARTNERS L.P. and as its General Partner

                                    and

                             on behalf of HEALTH CARE EXECUTIVE
                             PARTNERS L.P. and as its General Partner


                             By:/s/ CARLOS A. FERRER
                                -------------------------
                                Name:  Carlos A. Ferrer
                                Title: Member, Ferrer Freeman Thompson & Co.
                                       General Partner

                                                                  SCHEDULE I
                                                                 (continued)

                                                                  SCHEDULE I

                              SCHEDULE I PURCHASERS



    NAME AND ADDRESS OF PURCHASER
    -----------------------------
Welsh, Carson, Anderson & Stowe VIII, L.P.
WCAS Healthcare Partners, L.P.
Patrick J. Welsh
Russell L. Carson
Bruce K. Anderson
Andrew M. Paul
Thomas E. McInerney
Robert A. Minicucci
Anthony J. deNicola
Paul B. Queally
Lawrence B. Sorrel
Rudolph E. Rupert
D. Scott Mackesy
Priscilla A. Newman
Laura M. VanBuren
Sean Traynor
John Almedia
Jonathan M. Rather
Daniel J. Thomas
James M. Greenwood
Richard A. Parr II
W. Tom Fogarty, M.D.
John Hamilton
Scott Henault
Kenneth Loffredo
Darla Walls
Thomas Cox
Keith Newton

                                                                  SCHEDULE I
                                                                 (continued)

    NAME AND ADDRESS OF PURCHASER
    -----------------------------
Gene Whobrey
Steve Nelson
Jack Sherrer, M.D.
Arthur Canario, M.D.
Craig R. Callen
James D. Hann
David L. Dennis
Lawrence M. Lavine
Kathleen F. Lamb
William G. Payne
Michael R. Nicolais
Patrick W. McMullan
Douglas M. Ladden
Richard A. Landgarten
Vincent DeGiaimo
JP Morgan Direct Corporate Finance
Institutional Investors, LLC
JP Morgan Direct Corporate Finance Private Investors, LLC
California Public Employees' Retirement System
California State Teachers' Retirement System
Chase Equity Associates, L.P.
CMS Co-Investment Subpartnership II
CMS Diversified Partners, L.P.
BT Capital Investors, L.P.
Financiere et Industrielle Gaz et Eaux
GS Private Equity Partners II, L.P.
GS Private Equity Partners II Offshore, L.P.
GS Private Equity Partners II
   Direct Investment Fund, L.P.
GS Private Equity Partners III, L.P.
GS Private Equity Partners III Offshore, L.P.
NBK/GS Private Equity Partners, L.P.
Hamilton Lane Private Equity Partners, L.P.
Hamilton Lane Private Equity Fund, PLC

                                                                  SCHEDULE I
                                                                 (continued)

    NAME AND ADDRESS OF PURCHASER
    -----------------------------
A.S.F. Co-Investment Partners, L.P.
Nassau Capital Partners III L.P.
NAS Partners LLC
New York Life Insurance Company

c/o  Welsh, Carson, Anderson & Stowe
     320 Park Avenue, Suite 2500
     New York, New York 10022
     Attention: Paul B. Queally
     Telecopy: (212) 893-9566

                                                                    SCHEDULE II

                                 FFT PURCHASERS


NAME AND ADDRESS OF PURCHASER
-----------------------------

Health Care Capital Partners L.P.

Health Care Executive Partners L.P.


c/o  Ferrer Freeman Thompson & Co.
     The Mill
     10 Glenville Street
     Greenwich, Connecticut  06831
     Attention:  Carlos Ferrer
     Telecopy:  (203) 532-8016

     with a copy to:

     Fried, Frank, Harris, Shriver & Jacobson
     One New York Plaza
     New York, New York 10004
     Attention:  David Golay
     Telecopy:  (212) 859-8164